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                                                                    Exhibit 10.2



[LOGO]
[United Missouri Bank LETTERHEAD]


June 2, 1995


Mr. David Roberts
Senior Vice President
Saztec International, Inc.
6700 Corporate Drive
Kansas City, Missouri 64120

Dear Mr. Roberts:

Please allow this letter to serve as a formal amendment to this bank's commitment letter to Mr. Robert P. Dunne dated March 22, 1995. Item number one is being modified to extend the maturity of the $750,000 Authority to Loan which is made available to Saztec International, Inc. from May 22, 1995, as previously amended in a letter dated May 2, 1995, to a new maturity date of June 15, 1995. Additionally affected are items numbered nine and ten. Respectively they call for a total consolidated net worth of $2,200,000 and a total consolidated indebtedness to total consolidated net worth ratio not to exceed 2.5:1. Both item nine and ten are being waived until the expiration date of this commitment which is June 15, 1995.

All other terms and conditions contained in the commitment letter dated March 2, 1995 will remain in effect.

If you agree to the above terms and conditions, kindly acknowledge the same by signing in the space provided for that purpose below and return the original of this amendment to the undersigned not later than June 6, 1995.

Sincerely,

UMB BANK, n.a.


By: /s/ Ned C. Voth
   -------------------------------------
   Ned C. Voth, Community Bank President

NCV:am

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Mr. David Roberts
Senior Vice President
Saztec International, Inc.
Page 2


The undersigned hereby acknowledges and agrees to the above described amendment to the commitment letter dated March 22, 1995 and agrees this amendment becomes a part of the above described commitment letter and also agrees the bank makes no commitment whatsoever beyond June 15, 1995.

SAZTEC INTERNATIONAL, INC.
and all subsidiaries


By: /s/ David Roberts                   Date: 6/6/95
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   David Roberts, Sr. Vice President